Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

21.Subsequent Events

On December 30, 2019, the Company announced the pricing of its Initial Public Offering (“IPO”) of 11,500,000 American Depositary Shares (“ADS”), each ADS representing three of its Class A ordinary shares, at a price of US$5.38 per ADS for a total offering size of approximately US$61,870. The Company subsequently commenced trading on the Nasdaq Stock Market under the symbol “MKD”. AMTD Global Markets Limited, Fosun Hani Securities Limited and Boustead Securities, LLC acted as joint bookrunners of the offering and as the representatives of the underwriters. The closing date of the IPO was January 2, 2020.On January 6, 2020, the Company purchased a US$58,400 note (the “Note”) issued by a third party, L. R. Capital Property Investment Limited. The Note matures in December 2023 and bears interest at 6% per annum, on an annual and non-compounded basis, payable in full at the maturity date. The Note may be redeemed in part or in full at the request of the Company. US$8,000 of the note was redeemed by the Company on June 16, 2020.

Beginning in January 2020, the emergence and wide spread of the novel Coronavirus (“COVID-19”) has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Company’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may adversely affect the Company’s business operations, financial condition and operating results for 2020, including but not limited to negative impact to the Company’s total revenues, slower collection of accounts receivable and additional allowance for doubtful accounts. Because of the uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.